                                 Exhibit 23.1

                                                                    Exhibit 23.1


        Consent of PricewaterhouseCoopers LLP, Independent Accountants


We hereby consent to the incorporation by reference in the following registration statements on Forms S-3, S-4 and S-8 of IKON Office Solutions, Inc. of our report dated December 8, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


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REGISTRATION NUMBER                     FILING DATE                             DESCRIPTION
--------------------------------------------------------------------------------------------------------------------

2-66880                                 March 10, 1980                          IKON Office Solutions, Inc. 1980
                                                                                Deferred Compensation Plan
--------------------------------------------------------------------------------------------------------------------
2-75296                                 December 11, 1982                       IKON Office Solutions, Inc. 1982
                                                                                Deferred Compensation Plan
--------------------------------------------------------------------------------------------------------------------
33-00120                                September 6, 1985                       IKON Office Solutions, Inc. 1985
                                                                                Deferred Compensation Plan
--------------------------------------------------------------------------------------------------------------------
33-26732                                January 27, 1989                        IKON Office Solutions, Inc. Non
                                                                                Employee Directors' Stock Option Plan
                                                                                (formerly 1989 Directors' Stock
                                                                                Option Plan)
--------------------------------------------------------------------------------------------------------------------
33-36745                                September 10, 1990                      IKON Office Solutions, Inc. 1991
                                                                                Deferred Compensation Plan
--------------------------------------------------------------------------------------------------------------------
33-38193                                December 10, 1990                       IKON Office Solutions, Inc. 1986 Stock
                                                                                Option Plan
--------------------------------------------------------------------------------------------------------------------
33-54781                                July 28, 1994                           IKON Office Solutions, Inc. Stock
                                                                                Award Plan
--------------------------------------------------------------------------------------------------------------------
33-56469                                November 15, 1994                       IKON Office Solutions, Inc. 1995
                                                                                Stock Option Plan
--------------------------------------------------------------------------------------------------------------------
33-56471                                November 15, 1994                       IKON Office Solutions, Inc. Long Term
                                                                                Incentive Compensation Plan
--------------------------------------------------------------------------------------------------------------------
33-64177                                November 14, 1995                       IKON Office Solutions, Inc.
                                                                                $750,000,000 Debt Securities,
                                                                                Preferred Stock of Common Stock
--------------------------------------------------------------------------------------------------------------------
333-24931                               April 10, 1997                          IKON Office Solutions, Inc.10,000,000
                                                                                Shares of Common Stock
--------------------------------------------------------------------------------------------------------------------
333-47783                               March 11, 1998                          IKON Office Solutions, Inc. Stock
                                                                                Award Plan
--------------------------------------------------------------------------------------------------------------------
333-40108                               June 26, 2000                           IKON Office Solutions, Inc. 2000
                                                                                Non-Employee Directors' Compensation
                                                                                Plan
--------------------------------------------------------------------------------------------------------------------
333-40108                               June 26, 2000                           IKON Office Solutions, Inc. 2000
                                                                                Executive Incentive Plan
--------------------------------------------------------------------------------------------------------------------
333-40108                               June 26, 2000                           IKON Office Solutions, Inc. 2000
                                                                                Employee Stock Option Plan
--------------------------------------------------------------------------------------------------------------------
33-55096                                June 26, 2000                           1993 Stock Option Plan for
                                                                                Non-Employee Directors
--------------------------------------------------------------------------------------------------------------------
33-51134                                December 1, 2000                        IKON Office Solutions, Inc.
                                                                                Retirement Savings Plan
--------------------------------------------------------------------------------------------------------------------
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/s/PricewaterhouseCoopers LLP
Philadelphia, PA
December 28, 2000